UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2014 (May 21, 2014)

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4567 TELEPHONE ROAD, SUITE 100 VENTURA, CALIFORNIA		93003
(Address of Principal Executive Offices)		(Zip Code)

(805) 639-9458

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, Derek R. Gray withdrew his candidacy for election to the board of directors of Clean Diesel Technologies, Inc. (the “Company”) at the 2014 annual meeting of stockholders of the Company held on May 21, 2014. As a result of Mr. Gray’s withdrawal, the Company has received notification from NASDAQ that it is no longer in compliance with NASDAQ Listing Rule 5605(c)(2)(A), which requires that the audit committee of the Company be composed of at least three members.  In accordance with NASDAQ Listing Rule 5605(c)(4)(B), the Company has until the earlier of its next annual meeting of stockholders or May 21, 2015 to regain compliance with Listing Rule 5605(c)(2)(A), provided the Company’s next annual meeting is held on or after November 17, 2014.  The Company intends to identify a third person to serve on the audit committee within the permitted time frame.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on May 21, 2014. At the meeting, the Company’s stockholders voted on the following proposals. The proposals are described in detail in the Company’s definitive proxy statement with respect to the 2014 annual meeting filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2014, as updated by a supplement to the proxy statement filed with the SEC on May 14, 2014.

1.	To elect five (5) directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year; and

3.	To conduct a non-binding advisory vote to approve the compensation of our named executive officers.

 Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1.	To elect five (5) directors:

	Number of Votes Cast
Nominee	For	Against	Withheld	Broker Non-Vote
Lon E. Bell, Ph.D.	1,969,592	-	70,286	5,302,485
Bernard H. “Bud” Cherry	1,633,628	-	405,350	5,303,385
Alexander “Hap” Ellis III	1,882,025	-	157,853	5,302,485
Charles R. Engles, Ph.D.	1,882,296	-	157,582	5,302,485
Mungo Park	1,880,590	-	159,288	5,302,485

2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year:

Number of Votes Cast
For	Against	Abstain
6,884,287	423,229	34,847

3.	Non-binding advisory vote to approve the compensation of our named executive officers:

Number of Votes Cast
For	Against	Abstain	Broker Non-Vote
1,820,095	196,138	23,643	5,302,487

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

May 27, 2014	By:	/s/ Nikhil A. Mehta
Name: Nikhil A. Mehta
Title: Member of the Interim Office of the Chief Executive Officer and Chief Financial Officer